SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      -----

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 20, 2004 (July 20, 2004)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



               Delaware                       0-28104               95-4527222
    (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
            incorporation)                                   Identification No.)



      22619 Pacific Coast Highway                                      90265
          Malibu, California                                        (Zip Code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JULY 20, 2004


                                ITEMS IN FORM 8-K
                                -----------------

                                                                      Page
                                                                      ----

Facing Page                                                            1

Item 7.          Financial Statements and Exhibits                     3

Item 12.         Results of Operation and Financial Condition          3

Signatures                                                             4

Exhibit Index                                                          5

Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits


         Exhibit
         Number             Description
         -------            -----------

         99.1*              July 20, 2004 Press Release


         -----------------------------
         *   Filed herewith


Item 12.          Results of Operation and Financial Condition.

                  On July 20, 2004, the Company issued a press release announcing its results of operations for the quarter ended June 30, 2004. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  July 20, 2004   JAKKS PACIFIC, INC.


                                   By:  /s/ Jack Friedman
                                         ------------------------------
                                          Jack Friedman
                                          Chairman and Chief Executive Officer

                                  Exhibit Index


         Exhibit
         Number             Description
         ------             -----------

         99.1*              July 20, 2004 Press Release


         -----------------------------
         *   Filed herewith